SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 7, 2002

(Date of Report)

EXPEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-27429	91-1996083
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005

(Address of Principal Executive Offices, including Zip Code)

(425) 564-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)

Item 9.    Regulation FD Disclosure.

Expedia, Inc. filed a Form 8-K on August 7, 2002 and in that filing it included Exhibit 99.1—“Materials for investor presentations to be given on August 7 and August 8, 2002”. This amendment is being filed for the purpose of correcting a small number of errors in Exhibit 99.1. Exhibit 99.1 appearing in this filing supercedes in its entirety Exhibit 99.1 appearing in the original Form 8-K filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By	/s/ Gregory S. Stanger
Gregory S. Stanger Senior Vice President Chief Financial Officer

Dated: August 7, 2002

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Materials for investor presentations to be given on August 7 and August 8, 2002.